                                                                    EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

              The following unaudited proforma condensed combined financial information has been prepared to give pro forma effect to the transactions contemplated by a Contribution Agreement dated as of April 23, 1999 among TCI Music, Inc. (n/k/a Liberty Digital, Inc.) ("Liberty Digital"), Liberty Media Corporation ("Liberty") and wholly owned subsidiaries of Liberty, as amended (collectively, "the Contribution Transaction"), the investment in MTVN Online L.P., a Delaware limited partnership (the "MTVN Partnership") and the conversion of the Series A preferred stock prior to redemption and the redemption of the Series A preferred stock. The Contribution Transaction has been accounted for in a manner similar to a pooling of interests, as Liberty and Liberty Digital are entities under common control, while the investment in MTVN Partnership has been accounted for as a sale between unaffiliated parties.

              The unaudited proforma condensed combined balance sheet as of June 30, 1999 and the unaudited proforma condensed combined statements of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 give proforma effect to (1) the Contribution Transaction, which includes (A) the contribution of the contributed assets and (B) the assignment of the rights to provide Interactive Video Services (as described in Item 2) under a letter agreement dated March 9, 1999 between Liberty and AT&T Corp. (the "Access Agreement") entered into in connection with the merger of AT&T Corp. and Tele-Communications, Inc., the former parent of Liberty, in exchange for common and preferred stock, (2) the exchange of the assets of Sonic Net, Inc. and The Box Worldwide, Inc., for a 10% ownership interest in MTVN Partnership, (3) the conversion of the Series A preferred stock prior to redemption and the redemption of the Series A preferred stock and (4) the related tax effects of the transactions. The unaudited proforma information gives effect to the transactions as if they had occurred as of June 30, 1999, for the unaudited condensed combined balance sheet and as of January 1, 1998 for the unaudited condensed combined statements of operations.

              The unaudited proforma condensed combined balance sheet and condensed combined statements of operations do not purport to represent what Liberty Digital's results of operations would have actually been if the foregoing transactions had, in fact occurred on January 1, 1998. The unaudited proforma condensed combined balance sheet and condensed combined statements of operations should be read in conjunction with the historical audited consolidated financial statements of Liberty Digital.

                        LIBERTY DIGITAL AND SUBSIDIARIES
               UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                     ADD:
                                                                      ADD:           LESS:      INVESTMENT IN
                                                                   CONTRIBUTED     EXCHANGED        MTVN
                                                      HISTORICAL     ASSETS        ASSETS (f)   PARTNERSHIP (g)    PROFORMA
                                                     -----------   ------------    ----------   ---------------  -------------
Assets

Total current assets                                   $ 92,586         50,000 (a)        --               --          142,586
Net assets of discontinued operations                    75,500             --        75,500               --               --
Investments in affiliates and
   other cost investments                                    --        617,714 (b)        --          150,000          767,714
Property, plant and equipment, net                       14,921             --            --               --           14,921
Intangible assets, net                                   99,681             --            --               --           99,681
Other assets                                             19,916        250,000 (c)        --               --          269,916
                                                     ----------    -----------     ---------     ------------    -------------
     Total assets                                       302,604        917,714        75,500          150,000        1,294,818
                                                     ==========    ===========     =========     ============    =============


Liabilities and stockholder's equity

Stock appreciation rights payable, short term           196,015             --            --               --          196,015
Other current liabilities                                15,623             --            --               --           15,623
                                                     ----------    -----------     ---------     ------------    -------------
Total current liabilities                               211,638             --            --               --          211,638

Debt, including related party                           107,963             --            --               --          107,963
Stock appreciation rights payable, long term             49,857             --            --               --           49,857
Other liabilities                                        10,929        343,180 (d)        --           47,800          401,909
                                                     ----------    -----------     ---------     ------------    -------------
     Total liabilities                                  380,387        343,180            --           47,800          771,367

Redeemable convertible
   preferred stock                                           --        150,000 (a)        --               --          150,000

Stockholder's equity                                    (77,783)       424,534 (e)    75,500          102,200          373,451
                                                     ----------    -----------     ---------     ------------    -------------
     Total liabilities and stockholder's
       equity                                           302,604        917,714        75,500          150,000        1,294,818
                                                     ==========    ===========     =========     ============    =============


Weighted average common shares                           82,075        109,450                                         191,525
                                                     ==========    ===========                                   =============

Book value per share                                      (0.95)                                                          1.95
                                                     ==========                                                  =============


--------------------------------------------------------------------------------

CONTRIBUTED ASSETS

(a) Assumes $50 million in cash will be received from Liberty in connection with the Contribution Agreement.

(b) Amount represents the carrying value of the investments contributed to Liberty Digital by Liberty under the Contribution Agreement.

(c) Amount reflects the carrying value of the Access Agreement to provide Interactive Video Services under the Contribution Agreement.

(d) Amount reflects the deferred tax liability associated with the assets contributed to Liberty Digital.

(e) Reflects the issuance of $150 million of Liberty Digital Series B convertible preferred stock and 109.4 million shares of Series B common stock to Liberty in exchange for net assets and liabilities contributed to Liberty Digital under the Contribution Agreement.

EXCHANGED ASSETS

(f) Amounts reflect the carrying value of the assets and liabilities of SonicNet and The Box (contributed by Liberty Digital to the MTV Partnership in exchange for a 10% ownership interest in the MTV Partnership) as if such assets were deconsolidated from Liberty Digital on June 30, 1998.

INVESTMENT IN THE MTV PARTNERSHIP

(g) Liberty Digital will record its 10% ownership interest in the MTV Partnership at its ascribed fair value of $150 million (such ascribed fair value has been estimated by management and is subject to final valuation procedures). Liberty Digital will account for its investment in the MTV Partnership under the cost method. The contribution of SonicNet and The Box in exchange for the 10% interest in the MTV Partnership will be accounted for a sale for financial reporting purposes, and accordingly, it is expected that Liberty Digital will recognize a gain on the transaction. An illustration of the gain computation, on a proforma basis at June 30, 1999 is as follows:

    Ascribed fair value of the MTV Partnership investment                          $ 150,000
    Less: Net assets of SonicNet and The Box                                          75,500
    Less: Make-well liability to AT&T (reflected in other liabilities above)          30,000
                                                                                   ---------
    Pre-tax gain on sale                                                              44,500

    Less: Deferred income taxes (reflected in other liabilities above)                17,800
                                                                                   ---------
    Proforma effect on net income                                                     26,700
                                                                                   =========

    The above proforma gain has not been reflected in the accompanying unaudited proforma condensed statements of operations due to its nonrecurring nature.

                        LIBERTY DIGITAL AND SUBSIDIARIES
          UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      ADD:             LESS:           ADD:
                                                                   CONTRIBUTED       EXCHANGED   PREFERRED STOCK
                                                     HISTORICAL      ASSETS          ASSETS (5)     CONVERSION         PROFORMA
                                                     ----------    -----------       ----------    ------------     -------------
Revenue                                                 33,728              --           14,572              --            19,156

  Accrued stock compensation                           244,059              --           10,253              --           233,806
  Other operating expenses                              21,711              --           16,886              --             4,825
                                                     ---------     -----------       ----------    ------------     -------------
Operating expenses                                     265,770              --           27,139              --           238,631
Depreciation and amortization                            8,335          13,888 (1)        2,111              --            20,112
                                                     ---------     -----------       ----------    ------------     -------------
  Operating income (loss)                             (240,377)        (13,888)         (14,678)             --          (239,587)
Interest income (expense)                               (3,225)             --           (1,124)             --            (2,101)
Share of losses of affiliates                               --          (1,068)(2)         (223)             --              (845)
Other, net                                                  59              --             (157)             --               216
                                                     ---------     -----------       ----------    ------------     -------------
   Income (loss) before income taxes                  (243,543)        (14,956)         (16,182)             --          (242,317)
Income tax benefit (expense)                            92,912           5,982 (3)           (1)             --            98,895
                                                     ----------    ------------      -----------   ------------     -------------
   Net income (loss) from continuing operations       (150,631)         (8,974)         (16,183)             --          (143,422)

Accretion of redeemable convertible
  preferred stock                                         (609)             --               --             609 (6)            --
                                                     ---------     -----------       ----------    ------------     -------------
                                                                                                                               --
Net income (loss) attributable to common
   stockholder's from continuing operations           (151,240)         (8,974)         (16,183)            609          (143,422)
                                                     =========     ===========       ==========    ============     =============
                                                                                                                               --
Weighted average common shares                          82,075         109,450 (4)                        4,853           196,378
                                                     =========     ===========                     ============     =============

Basic and diluted loss to common
  stockholders per common share                          (1.84)                                                             (0.73)
                                                     =========                                                      =============

-------------------------------------------------------------------------------

CONTRIBUTED ASSETS

(1) Amount reflects the amortization expense under the Access Agreement, using a life of nine years.

(2) Amount reflects Liberty's share of losses and net gains recognized by Liberty on certain equity transactions of equity affiliates, contributed in the Contribution Transaction.

(3) Amount reflects the tax effect of the proforma adjustments, using an assumed tax rate of 40%.

(4) Amount reflect the issuance of 109.4 million shares of Series B common stock to Liberty DMX in connection with the Contribution Transaction.

EXCHANGED ASSETS

(5) Amounts reflect historical results from operations of SonicNet and The Box for the six months ended June 30, 1999. The amounts have been revised to reflect the results of operations of Liberty Digital as if the transaction had occurred on January 1, 1998. The effective tax rate has been assumed to be 40%.

PREFERRED SHARE CONVERSION

(6) Amount reflects the reversal of accretion on historical Liberty Digital preferred shares as if the conversion of such shares had occurred on January 1, 1998.

                        LIBERTY DIGITAL AND SUBSIDIARIES
          UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        ADD:          LESS:           ADD:
                                                                    CONTRIBUTED     EXCHANGED   PREFERRED STOCK
                                                       HISTORICAL      ASSETS        ASSETS (5)    CONVERSION          PROFORMA
                                                       ----------   -----------     ---------     ------------      -------------
Revenue                                                   84,452                       27,899               --             56,553

Operating expenses                                        77,822                       39,628               --             38,194
Depreciation and amortization                             24,120         27,777 (1)     9,403               --             42,494
                                                       ---------    -----------     ---------     ------------      -------------
  Operating income (loss)                                (17,490)       (27,777)      (21,132)              --            (24,135)
Interest income (expense)                                 (5,370)                                                          (5,370)
Share of losses of affiliates                               (526)          (494)(2)      (676)              --               (344)
Other, net                                                  (135)           751 (2)        --               --                616
                                                       ---------    -----------     ---------     ------------      -------------

   Income (loss) before income taxes                     (23,521)       (27,520)      (21,808)              --            (29,233)
Income tax benefit (expense)                               1,229         11,008 (3)     8,723 (3)           --              3,514
                                                       ----------   ------------    ----------    -------------     --------------
   Net income (loss) from continuing operations          (22,292)       (16,512)      (13,085)              --            (25,719)

Accretion of redeemable convertible
  preferred stock                                         (1,354)            --            --            1,354 (6)             --
                                                       ---------    -----------     ---------     ------------      -------------
Preferred stock dividends                                     --         (7,500)           --               --             (7,500)
                                                       ---------    -----------     ---------     ------------      -------------

Net income (loss) attributable to common
   stockholder's from continuing operations              (23,646)       (24,012)      (13,085)           1,354            (33,219)
                                                       =========    ===========     =========     ============      -------------
                                                                                                                               --
Weighted average common shares                            81,046        109,450 (4)                      4,853            195,349
                                                       =========    ===========                   ============      =============

Basic and diluted loss to common
  stockholders per common share                            (0.29)                                                           (0.17)
                                                       =========                                                    =============


--------------------------------------------------------------------------------
CONTRIBUTED ASSETS

(1) Amount reflects the amortization expense under the Access Agreement, using a life of nine years.

(2) Amount reflects Liberty's share of losses and net gains recognized by Liberty on certain equity transactions of equity affiliates, contributed in the Contribution Transaction.

(3) Amount reflects the tax effect of the proforma adjustments, using an assumed tax rate of 40%.

(4) Amount reflect the issuance of 109.4 million shares of Series B common stock to Liberty DMX in connection with the Contribution Transaction.

EXCHANGED ASSETS

(5) Amounts reflect historical results from operations of SonicNet and The Box for the year ended December 31, 1998. The amounts have been reversed to reflect the results of operations of Liberty Digital as if the transaction had occurred on January 1, 1998. The effective tax rate has been assumed to be 40%.

PREFERRED SHARE CONVERSION

(6) Amount reflects the reversal of accretion on historical Liberty Digital preferred shares as if the conversion of such shares had occurred on January 1, 1998.